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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  MAY 26, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           HEALTHEON/WEBMD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                         0-24975               94-3236644
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
       incorporation)                    File Number)        Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


             ------------------------------------------------------
             (Former name or address, if changed since last report)




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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 26, 2000, Registrant consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") entered into on January 22, 2000, with Pine Merger Corp., a Delaware corporation and wholly-owned subsidiary of Registrant, Envoy Corporation, a Tennessee corporation, Quintiles Transnational Corp., a North Carolina corporation, and QFinance, Inc., a Delaware corporation, pursuant to which Registrant acquired all of the outstanding shares of capital stock of Envoy Corporation from Quintiles Transnational Corp. and QFinance, Inc., in exchange for 35,000,000 shares of Registrant's common stock and $400,000,000 cash, payable from Registrant's cash on hand. The transaction was consummated pursuant to the merger of Envoy Corporation with and into Pine Merger Corp., which was the surviving corporation and which changed its name to Envoy Corporation. Pursuant to the terms of the Merger Agreement, Registrant was also granted a warrant to purchase 10,000,000 shares of Quintiles Transnational Corp. common stock, par value $0.01, at an exercise price of $40.00 per share which warrant is exercisable for a period of 4 years.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements for Envoy Corporation are not included in this initial report and such financial statements will be filed by amendment within the period specified in Item 7(a)(4) of Form 8-K.

         (b) Pro forma financial information related to the acquisition of Envoy Corporation is not included in this initial report and such pro forma financial information will be filed by amendment within the period specified in Item 7(b)(2) of Form 8-K.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  2.1 Agreement and Plan of Merger (the "Merger Agreement") entered into on January 22, 2000, among Registrant, Pine Merger Corp, Envoy Corporation, Quintiles Transnational Corp., and QFinance, Inc. (incorporated by reference to Exhibit 2.1 filed on Form 8-K by Registrant on January 27, 2000)

                  99.1 Press Release issued by Registrant, titled "Healtheon/WebMD Completes Acquisition of Quintiles' Envoy Unit," dated May 30, 2000




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HEALTHEON/WEBMD CORPORATION



         Dated: June 5, 2000              By: /s/ Jack Dennison
                                             ----------------------------------
                                              Jack Dennison, Executive Vice
                                              President and General Counsel



















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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger (the "Merger Agreement") entered into on January 22, 2000, among Registrant, Pine Merger Corp, Envoy Corporation, Quintiles Transnational Corp., and QFinance, Inc. (incorporated by reference to Exhibit 2.1 filed on Form 8-K by Registrant on January 27, 2000)

99.1 Press Release issued by Registrant, titled "Healtheon/WebMD Completes Acquisition of Quintiles' Envoy Unit," dated May 30, 2000
































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